Exhibit 99.14
                                -------------
             CSC Computational Materials dated December 16, 2004

                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $1,623,235,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES
,
                                SERIES 2004-15




                       [OBJECT OMITTED] COUNTRYWIDE (SM)
                       ----------------------------------
                                  HOME LOANS

                          Seller and Master Servicer

[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                  Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2004-15
------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
Preliminary Term Sheet                                                                                     Date: December 16, 2004

                                           $1,623,235,000 (Approximate)
                                CWABS Asset-Backed Certificates, Series 2004-15

==================================================================================================================================

                 Principal          WAL           Payment Window      Expected Ratings       Last Scheduled           Certificate
  Class (1)      Amount(2)        Call/Mat(3)    (Mos) Call/Mat(3)    (S&P/Moody's)(4)      Distribution Date             Type
  -----          ----------       --------       -----------------    -----------------     -----------------             ----
AF-1(5)         $124,635,000       1.00/1.00         1 - 22/1 - 22        AAA/Aaa               Apr 2022     Floating Rate Senior
                                                                                                                 Sequential
AF-2(5)          $23,718,000       2.00/2.00        22 - 26/22 - 26       AAA/Aaa               May 2024     Fixed Rate Senior
                                                                                                                 Sequential
AF-3(5)          $82,221,000       3.00/3.00        26 - 51/26 - 51       AAA/Aaa               Jan 2031     Fixed Rate Senior
                                                                                                                 Sequential
AF-4(5)          $29,882,000       5.00/5.00        51 - 72/51 - 72       AAA/Aaa               Dec 2032     Fixed Rate Senior
                                                                                                                 Sequential
AF-5(5)          $45,144,000       7.20/10.95       72 - 89/72 - 252      AAA/Aaa               May 2035     Fixed Rate Senior
                                                                                                                 Sequential
AF-6(5)          $40,000,000       6.28/6.80        37 - 89/37 - 250      AAA/Aaa               Apr 2035     Fixed Rate Senior
                                                                                                                 Lockout
MF-1(5)          $11,400,000       5.92/7.25        40 - 89/40 - 204     [AA+]/Aa1              Apr 2035      Fixed Rate Mezzanine
MF-2(5)           $9,600,000       5.92/7.23        40 - 89/40 - 195      [AA]/Aa2              Mar 2035      Fixed Rate Mezzanine
MF-3(5)           $5,800,000       5.92/7.19        40 - 89/40 - 186      [AA-]/Aa3             Feb 2035      Fixed Rate Mezzanine
MF-4(5)           $6,400,000       5.92/7.16        40 - 89/40 - 180      [A+]/A1               Feb 2035      Fixed Rate Mezzanine
MF-5(5)           $5,200,000       5.92/7.12        40 - 89/40 - 171      [A]/A2                Jan 2035      Fixed Rate Mezzanine
MF-6(5)           $4,000,000       5.92/7.06        40 - 89/40 - 163      [A-]/A3               Dec 2034      Fixed Rate Mezzanine
MF-7(5)           $4,000,000       5.92/7.00        40 - 89/40 - 155    [BBB+]/Baa1             Oct 2034      Fixed Rate Mezzanine
MF-8(5)           $4,000,000       5.92/6.89        40 - 89/40 - 146     [BBB]/Baa2             Sep 2034      Fixed Rate Mezzanine
BF(5)             $4,000,000       5.92/6.72        40 - 89/40 - 134     [BBB-]/Baa3            Jun 2034    Fixed Rate Subordinate
1-AV-1(7)       $569,880,000       2.50/2.61         1 - 89/1 - 167   XL/FNMA Guaranteed        Jun 2035      Floating Rate Senior
2-AV-1(7)       $100,477,000       1.00/1.00         1 - 22/1 - 22         AAA/Aaa              Oct 2023      Floating Rate Senior
2-AV-2(7)       $135,639,000       3.00/3.00        22 - 77/22- 77         AAA/Aaa              May 2034      Floating Rate Senior
2-AV-3(7)        $17,549,000       7.22/8.73        77 - 89/77 - 168       AAA/Aaa              Jun 2035      Floating Rate Senior
2-AV-4(7)       $150,000,000       2.50/2.60         1 - 89/1 - 168        AAA/Aaa              Jun 2035      Floating Rate Senior
MV-1(8)          $63,345,000       4.84/5.14        41 - 89/41 - 146      [AA+]/Aa1             May 2035   Floating Rate Mezzanine
MV-2(8)          $46,125,000       4.78/5.06        40 - 89/40 - 139       [AA]/Aa2             May 2035   Floating Rate Mezzanine
MV-3(8)          $25,830,000       4.76/5.02        39 - 89/39 - 133      [AA-]/Aa3             Apr 2035   Floating Rate Mezzanine
MV-4(8)          $22,755,000       4.74/4.99        39 - 89/39 - 128        [A+]/A1             Apr 2035   Floating Rate Mezzanine
MV-5(8)          $22,140,000       4.73/4.97        38 - 89/38 - 124        [A]/A2              Apr 2035   Floating Rate Mezzanine
MV-6(8)          $19,680,000       4.72/4.93        38 - 89/38 - 118        [A-]/A3             Mar 2035   Floating Rate Mezzanine
MV-7(8)          $19,680,000       4.72/4.90        38 - 89/38 - 113     [BBB+]/Baa1            Feb 2035   Floating Rate Mezzanine
MV-8(8)          $15,375,000       4.71/4.84        37 - 89/37 - 106      [BBB]/Baa2            Jan 2035   Floating Rate Mezzanine
BV(8)            $14,760,000       4.70/4.77        37 - 89/37 - 99       [BBB-]/Baa3           Dec 2034  Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
    Total:    $1,623,235,000
-----------------------------------------------------------------------------------------------------------------------------------


(1) The margins on the Class 1-AV-1 (which are not offered), Class 2-AV-1, Class 2-AV-2, Class 2-AV-3 and Class 2-AV-4 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3) See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: [David Glehan, Standard & Poors, 212.438.7324; Tamara Zaliznyak, Moody's Ratings, 212.553.7761.]
(5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(6) The Class 1-AV-1 Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(7) The Class 2-AV-1, Class 2-AV-2, Class 2-AV-3 and Class 2-AV-4 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.
(9) The Class 1-AV-1 Certificates will be placed in a Fannie Mae Grantor Trust to be offered as Fannie Mae Grantor Trust Certificates, Series 2004-T10.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
Trust:                         Asset-Backed Certificates, Series 2004-15.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Goldman Sachs & Co (Co- Manager) and
                               Greenwich Capital Markets, Inc. (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Class 1-AV-1 Guarantor:        Fannie Mae

Class 1-AV-1 Insurer:          XL Capital

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the Class AF Certificates and the Fixed Rate
                               Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the Class AF-1, Class 1-AV-1, Class 2-AV-1,
                               Class 2-AV-2, Class 2-AV-3, Class 2-AV-4 and Floating Rate Subordinate Certificates.

Senior Certificates:           Together, the Class 1-AV-1 and Class 2-AV Certificates (the "Class AV  Certificates") and
                               the Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior Certificates (other than the Class 1-AV-1 Certificates) and the Subordinate
                               Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement. The Class 1-AV-1
                               Certificates will be placed in a Fannie Mae Grantor Trust to be offered as Fannie Mae
                               Grantor Trust Certificates, Series 2004-T10.


Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and
                               Class A-R Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:              December 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of December 1, 2004 and the origination date of such
                               Mortgage Loan.

Expected Pricing Date:         December [17], 2004.

Expected Closing Date:         December [30], 2004.

Expected Settlement Date:       December [30], 2004.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in January 2005.

Accrued Interest:              The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed
                               Rate Certificates will include accrued interest from December 1, 2004 up to, but not including, the Settlement Date.

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2 and the
                               Class MV-3] Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               ----------------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)
                               ----------------------------------------------------------------------------------------------
                               100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by
                               2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                               ----------------------------------------------------------------------------------------------

                               ----------------------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                               ----------------------------------------------------------------------------------------------
                               100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               ----------------------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the
                               Trust on the Closing Date (the "Closing Date Pool"). The characteristics of the Closing
                               Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                               Mortgage Loans was approximately $1,096,359,431 (the "Mortgage Loans") of which: (i)
                               approximately $272,522,714 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"),
                               (ii) approximately $488,999,801 were


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



                               adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans") and (iii) approximately $334,836,916 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the
                               "Group 3 Mortgage Loans" and, together with the Group 2 Mortgage Loans, the "Adjustable
                               Rate Mortgage Loans").

Pre-Funded Amount:             A deposit of not more than $407,500,000 (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing
                               Date through February 14, 2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date
                               Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding
                               Period, the Final Pool of Mortgage Loans will be comprised of approximately
                               [$400,000,000] of Group 1 Mortgage Loans, approximately [$720,000,000] of Group 2
                               Mortgage Loans and approximately [$510,000,000] of Group 3 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior Certificates on the immediately following
                               Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and (b) the related Net
                               Rate Cap.

                               The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                               ---------------------------------------------------------------------------------------------------
                               Class
                               ---------------------------------------------------------------------------------------------------
                               AF and Fixed Rate      The weighted average Adjusted Net Mortgage Rate of the Group 1
                               Subordinate            Mortgage Loans (adjusted, in the case of the Class AF-1 Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               1-AV-1                 The weighted average Adjusted Net Mortgage Rate of the Group 2
                                                      Mortgage Loans less the Guaranty fee rate and the Policy premium rate
                                                      (as described in the Pooling and Servicing Agreement) (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               2-AV                   The weighted average Adjusted Net Mortgage Rate of the Group 3
                                                      Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               Floating Rate          The weighted average of the Adjusted Net Mortgage Rate of the Group 2
                               Subordinate            Mortgage Loans and Group 3 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 2 Mortgage Loans and Group 3 Mortgage Loans over the principal balance of the related Senior
                                                      Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------

Net Rate Carryover:            For any class of Senior Certificates and Subordinate Certificates and any Distribution
                               Date,  the "Net Rate  Carryover"  will  equal the sum of (a) the excess of (i) the amount of interest that would have




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                               accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable
                               Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                               Distribution Dates together with accrued interest thereon at the related Pass-Through
                               Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of Distributions" and "Adjustable Rate
                               Certificates Priority of Distributions" below.

Corridor Contracts:            The Trust will include four Corridor Contracts for the benefit of the Class AF-1,  Class
                               1-AV-1, Class 2-AV and Floating Rate Subordinate Certificates (the "Class AF-1 Corridor
                               Contract," "Class 1-AV-1 Corridor Contract," "Class 2-AV Corridor Contract," and
                               "Floating Rate Subordinate Corridor Contract," respectively, and, collectively, the
                               "Corridor Contracts"). After the Closing Date, the notional amount of the Corridor
                               Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate Carryover, (b) the Class
                               1-AV-1 Corridor Contract will be available to pay the holders of the Class 1-AV-1
                               Certificates the related Net Rate Carryover, (c) the Class 2-AV Corridor Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate
                               Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, and (d) the Floating Rate Subordinate
                               Corridor Contract will be available to pay the holders of the Floating Rate Subordinate
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.
                               Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related Class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the
                               Subordinate Certificates, as the case may be:

                                  1)   Subordination
                                  2)   Overcollateralization
                                  3)   Excess Cashflow

                               --------------------------------------------------------------------------------------------------
                                                                           Initial Target          Target Subordination at
                                   Class               S&P/ Moody's        Subordination                   Stepdown
                               ----------------- ------------------------ ------------------------ -------------------------
                               AF                       AAA/Aaa]                  16.00%                    32.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-1                     [AA+]/Aa1                 13.15%                    26.30%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-2                     [AA]/Aa2                  10.75%                    21.50%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-3                     [AA-]/Aa3                  9.30%                    18.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-4                      [A+]/A1                   7.70%                    15.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-5                      [A]/A2                    6.40%                    12.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-6                      [A-]/A3                   5.40%                    10.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-7                    [BBB+]/Baa1                 4.40%                    8.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-8                    [BBB]/Baa2                  3.40%                    6.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BF                      [BBB-]/Baa3                 2.40%                    4.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               1-AV-1                    AAA/Aaa                  24.10%                    48.20%
                               ----------------- ------------------------ ------------------------ -------------------------
                               2-AV                      AAA/Aaa                  24.10%                    48.20%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-1                     [AA+]/Aa1                 18.95%                    37.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-2                     [AA]/Aa2                  15.20%                    30.40%
                               ----------------- ------------------------ ------------------------ -------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



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-----------------------------                                                                          Computational Materials for
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A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                               ----------------  ------------------------ -----------------------  -------------------------
                               MV-3                     [AA-]/Aa3                 13.10%                    26.20%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-4                      [A+]/A1                  11.25%                    22.50%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-5                      [A]/A2                    9.45%                    18.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-6                      [A-]/A3                   7.85%                    15.70%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-7                    [BBB+]/Baa1                 6.25%                    12.50%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-8                    [BBB]/Baa2                  5.00%                    10.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BV                      [BBB-]/Baa3                 3.80%                    7.60%
                               ----------------- ------------------------ ------------------------ -------------------------

                                    4)   For the Class 1-AV-1 Certificates only, a certificate insurance policy (the "Policy")
                                         issued by the Class 1-AV-1 Insurer and a guaranty (the "Guaranty") by Fannie Mae.
                                         Each of the Policy and the Guaranty will guarantee that (i) required payments of interest on the Class 1-AV-1 Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-AV-1 Certificates is made.
                                         Neither the Policy nor the Guaranty will cover any Net Rate Carryover, any prepayment interest shortfall amounts or any interest shortfalls resulting from the application of the Servicemembers Civil Relief Act.

Subordination:                 The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate Certificates
                               in a certificate group, Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to [2.40%] of the sum of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the
                               Pre-Funded Amount (approximately [$100,000,000]) allocable to Loan Group 1 (the "Initial Fixed
                               Rate O/C Target"). The initial amount of fixed rate overcollateralization will be [0.00%].

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to [4.80%] of the principal balance of the Fixed Rate Mortgage Loans for the related
                               Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the sum of the
                               aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the
                               portion of the Pre-Funded Amount allocable to Loan Group 1.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate
                               Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the Adjustable Rate Mortgage Loans will be equal to [3.80%] of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount (approximately [$307,500,000]) allocable to the Adjustable Rate
                               Mortgage Loans (the "Initial Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be [0.55%].

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization
                               Target will be equal to [7.60%] of the aggregate principal balance of the Adjustable Rate
                               Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C
                               Floor") of 0.50% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage
                               Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the
                               Adjustable Rate Mortgage Loans.

                               However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the
                               Adjustable Rate Overcollateralization Target on the prior Distribution Date.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



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A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event:                         Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss
                               Trigger Event.

Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate Delinquency
                               Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown
                               Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [50%]
                               times the Fixed Rate Senior Enhancement Percentage.

                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution
                               Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the
                               Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates
                               have been reduced to zero, the certificate principal balance of the most senior class of Fixed
                               Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                               Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the
                               Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed Rate Mortgage
                               Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the
                               Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   [1.50%] with respect to January 2008, plus an
                                                          additional 1/12th of [0.75%] for each month thereafter
                                49 - 60                   [2.25%] with respect to January 2009, plus an
                                                          additional 1/12th of [0.75%] for each month thereafter
                                61 - 72                   [3.00%] with respect to January 2010, plus an
                                                          additional 1/12th of [0.50%] for each month thereafter
                                73+                       [3.50%]


Adjustable Rate
Delinquency Trigger Event:     With respect to the Adjustable Rate Certificates (other than the Class AF-1 Certificates), an
                               "Adjustable Rate Delinquency Trigger Event will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate
                               Mortgage Loans equals or exceeds [40%] times the Adjustable Rate Senior Enhancement
                               Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any
                               Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



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-----------------------------                                                                          Computational Materials for
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A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                               denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate
                               Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
 Loss Trigger Event:           With respect to the Floating Rate Certificates (other than the Class AF-1 Certificates), an
                               "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution  Date on and after the Adjustable  Rate Stepdown Date if the aggregate  amount of realized  losses on the Adjustable  Rate Mortgage  Loans exceeds the applicable  percentage of the sum of the aggregate  principal  balance of the  Adjustable  Rate Mortgage Loans as of the Cut-off Date
                               and the portion of Pre-Funded  Amount  allocable to the Adjustable  Rate Mortgage  Loans, as set forth below:

                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   [3.25%] with respect to January 2008, plus an
                                                          additional 1/12th of [1.75%] for each month thereafter
                                49 - 60                   [5.00%] with respect to January 2009, plus an
                                                          additional 1/12th of [1.50%] for each month thereafter
                                61 - 72                   [6.50%] with respect to January 2010, plus an
                                                          additional 1/12th of [0.50%] for each month thereafter
                                73+                       [7.00%]

Fixed Rate Stepdown Date:      The earlier to occur of:
                                 (i)   the Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is reduced to zero; and
                                (ii)   the later to occur of:
                                           a. the Distribution Date in January 2008
                                           b. the first Distribution Date on which the aggregate
                                              certificate principal balance of the Class AF Certificates is less than or equal to [68.00%] of the principal
                                              balance of the Fixed Rate Mortgage Loans for such
                                              Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:
                                 (i)   the Distribution Date on which the aggregate certificate principal balance of the AV Certificates is reduced to zero; and
                                (ii)   the later to occur of:
                                           a. the Distribution Date in January 2008
                                           b. the first Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is less than or equal to [51.80%] of the principal balance of the Adjustable
                                              Rate Mortgage Loans for such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the
                               Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8
                               Certificates, then to the Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                               Certificates, then to the Class MF-2 Certificates and last to the Class MF-1 Certificates and
                               (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class
                               MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class
                               MV-1 Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                               1) Interest funds, sequentially, as follows: (a) from interest collections related to the
                                  Group 1 Mortgage Loans, concurrently to each class of Class AF Certificates current and unpaid interest, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                                  MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;
                               2) Principal funds, sequentially, as follows: (a) to the Class AF Certificates (in the manner and priority set forth under "Class AF Principal Distributions" below), then (b) from principal collections remaining after payment of (a), above, sequentially, to the Class MF-1,
                                  Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class
                                  BF Certificates, each as described under "Fixed Rate Principal Paydown" below;
                               3) Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate Certificates to
                                  build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target"
                                  and "Fixed Rate Principal Paydown," respectively;
                               4) Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class
                                  MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;
                               5) Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF
                                  Certificates (after, in the case of the Class AF-1 Certificates, application of amounts received on the Class AF-1 Corridor Contract) and the Fixed Rate Subordinate Certificates (as
                                  described below);
                               6) To restore any Adjustable Rate O/C as described under "Adjustable Rate
                                  Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively (after application of the Adjustable Rate Excess Cashflow);
                               7) To pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class
                                  MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates
                                  (after application of the Adjustable Rate Excess Cashflow);
                               8) To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                  Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Adjustable Rate Certificates
Priority of Distributions:     Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                               1) Interest funds, sequentially, as follows: (A) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, sequentially, (a) to pay the fees for the Policy and the Guaranty, (b) to the Class 1-AV-1 Certificates, current interest, (c) to pay any reimbursements to the Class 1-AV-1 Insurer or Fannie Mae and (d) to the Class 1-AV-1
                                  Certificates, any unpaid interest, (ii) from interest collections related to the Group 3
                                  Mortgage Loans, concurrently to each class of Class 2-AV Certificates, current and unpaid interest, (B) from any remaining interest collections related to all of the Adjustable Rate
                                  Mortgage Loans, sequentially, (i) to pay any remaining fees and reimbursements for the Policy and the Guaranty not paid pursuant to clause (1)(A)(i)(a) and (c) above and (ii) to each class of Class AV Certificates, any remaining current interest and any remaining unpaid interest not paid pursuant to clause (1)(A)(i)(b) and (d) above, and (C) from any remaining interest collections related to the Adjustable Rate Mortgage Loans, current interest sequentially to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class
                                  MV-8 and Class BV Certificates;



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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----------------------------------------------------------------------------------------------------------------------------------



                               2) Principal funds, sequentially, as follows: (A) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, sequentially, (a) to pay any remaining fees and reimbursements for the Policy and the Guaranty not covered by interest funds and (b) to the
                                  Class 1-AV-1 Certificates as described below under "Adjustable Rate Principal Paydown" and
                                  (ii) from principal collections related to the Group 3 Mortgage Loans, sequentially, (i) to the Class 2-AV Certificates (as described below under "Adjustable Rate Principal Paydown" and
                                  "Class 2-AV Principal Distributions" below) and (ii) to pay any remaining reimbursements to the Class 1-AV-1 Insurer or Fannie Mae and (B) from remaining principal collections related to the Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                  Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates, each as described under "Adjustable Rate Principal Paydown" below;
                               3) Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate
                                  Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate
                                  Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;
                               4) Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                  Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               5) Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV and
                                  Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                               6) To restore any Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target"
                                  and "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate Excess
                                  Cashflow);
                               7) To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class
                                  MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates
                                  (after application of the Fixed Rate Excess Cashflow);
                               8) To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                  Servicing Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contracts) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                               Distribution Date, 100% of the available principal funds from the Fixed Rate Mortgage Loans will be paid to the Class AF Certificates until they are reduced to zero (in the manner and priority set forth under "Class AF Principal Distribution" below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                               MF-5, Class MF-6, Class MF-7, Class MF-8 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger
                               Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate
                               Subordinate Certificates will be entitled to receive payments of principal related to the
                               Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF
                               Certificates, such that the sum of the unpaid principal balance of the Class AF Certificates in the aggregate will have 32.00% subordination, (ii) second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 26.30% subordination, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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-----------------------------                                                                          Computational Materials for
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----------------------------------------------------------------------------------------------------------------------------------

                               Certificates such that the Class MF-2 Certificates will have 21.50% subordination, (iv)
                               fourth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                               Class MF-3 Certificates such that the Class MF-3 Certificates will have 18.60% subordination,
                               (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 15.40%
                               subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate
                               Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5 Certificates will have
                               12.80% subordination, (vii) seventh, from remaining principal collections related to the Fixed
                               Rate Mortgage Loans, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 10.80% subordination, (viii) eighth, from remaining principal collections related to the
                               Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the Class MF-7
                               Certificates will have 8.80% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8 Certificates such that the Class
                               MF-8 Certificates will have 6.80% subordination and (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 4.80% subordination; each subject to the related O/C
                               Floor.

Adjustable Rate
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in
                               effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 2 will be paid to the Class 1-AV-1 Certificates and (ii) 100% of the principal funds from Loan
                               Group 3 will be paid to the Class 2-AV Certificates (as described below under "Class 2-AV
                               Principal Distributions" below); provided, however, that (x) if either (a) the Class 1-AV-1
                               Certificates or (b) all of the Class 2-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired class of Senior Certificates will be paid to the remaining Class AV Certificates, and (y) if all of the Class AV
                               Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
                               MV-6, Class MV-7, Class MV-8 and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable
                               Rate Trigger Event is not in effect on such Distribution Date, each of the Class 1-AV-1, Class
                               2-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 1-AV-1 Certificates and (b)
                               from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV
                               Certificates (as described below under "Class 2-AV Principal Distributions"), in each case, such that the Class AV Certificates in the aggregate will have 48.20% subordination, (ii)
                               second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 37.90%
                               subordination, (iii) third, from remaining principal collections relating to the Adjustable
                               Rate Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 30.40% subordination, (iv) fourth, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3
                               Certificates will have 26.20% subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the
                               Class MV-4 Certificates will have 22.50% subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates
                               such that the Class MV-5 Certificates will have 18.90% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class
                               MV-6 Certificates such that the Class MV-6 Certificates will have 15.70% subordination, (viii)
                               eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 12.50%
                               subordination, (ix) ninth, from remaining principal collections relating to the Adjustable
                               Rate Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 10.00% subordination and (x) Tenth, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV
                               Certificates will have 7.60% subordination; each subject to the O/C Floor.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Class 2-AV
Principal Distributions:       Principal distributed on the Class 2-AV Certificates will be applied in the following order of priority:

                                    1. Pro rata, (based on (x) the certificate principal balance of the 2-AV-4 Certificates and
                                       (y) the aggregate certificate principal balance of the Class 2-AV-1, Class 2-AV-2 and Class
                                       2-AV-3 Certificates): to (x) the Class 2-AV-4 Certificates until the certificate principal balance thereof is reduced to zero, and (y) sequentially, to the Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

Class AF
Principal Distributions:       Principal will be distributed to the AF Certificates in the following order of priority:

                               1.   To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                                       Month                Lockout Percentage
                                                       -----                ------------------
                                                      1 - 36                        0%
                                                      37 - 60                       45%
                                                      61 - 72                       80%
                                                      73 - 84                      100%
                                                   85 and after                    300%

                               2.   Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class
                                    AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.



                    [Discount Margin Tables, Available Funds Schedule and Collateral Tables to Follow]




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------






                     Discount Margin/Yield Tables (%) (1)


           Class AF-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.200%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    20         20         20         20         20
           ===================================================================================
            WAL (yr)                      1.61       1.21       1.00       0.87       0.78
            MDUR (yr)                     1.57       1.19       0.99       0.86       0.77
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                Mar08      Apr07      Oct06      Jun06      Apr06
           -----------------------------------------------------------------------------------


           Class AF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.200%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    20         20         20         20         20
           ===================================================================================
            WAL (yr)                      1.61       1.21       1.00       0.87       0.78
            MDUR (yr)                     1.57       1.19       0.99       0.86       0.77
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                Mar08      Apr07      Oct06      Jun06      Apr06
           -----------------------------------------------------------------------------------

           Class AF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     3.705%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00               3.66      3.631      3.604      3.578      3.554
           ===================================================================================
            WAL (yr)                      3.63       2.55       2.00       1.66       1.43
            MDUR (yr)                     3.34       2.39       1.90       1.59       1.37
            First Prin Pay               Mar08      Apr07      Oct06      Jun06      Apr06
            Last Prin Pay                Jan09      Oct07      Feb07      Oct06      Jul06
           -----------------------------------------------------------------------------------


           Class AF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     3.705%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00               3.66      3.631      3.604      3.578      3.554
           ===================================================================================
            WAL (yr)                      3.63       2.55       2.00       1.66       1.43
            MDUR (yr)                     3.34       2.39       1.90       1.59       1.37
            First Prin Pay               Mar08      Apr07      Oct06      Jun06      Apr06
            Last Prin Pay                Jan09      Oct07      Feb07      Oct06      Jul06
           -----------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class AF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.003%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              3.986      3.963       3.94      3.918      3.897
           ===================================================================================
            WAL (yr)                      6.08       3.98       3.00       2.40       2.03
            MDUR (yr)                     5.26       3.60       2.77       2.25       1.91
            First Prin Pay               Jan09      Oct07      Feb07      Oct06      Jul06
            Last Prin Pay                Nov14      Sep10      Mar09      Mar08      Jul07
           -----------------------------------------------------------------------------------


           Class AF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.003%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              3.986      3.963       3.94      3.918      3.897
           ===================================================================================
            WAL (yr)                      6.08       3.98       3.00       2.40       2.03
            MDUR (yr)                     5.26       3.60       2.77       2.25       1.91
            First Prin Pay               Jan09      Oct07      Feb07      Oct06      Jul06
            Last Prin Pay                Nov14      Sep10      Mar09      Mar08      Jul07
           -----------------------------------------------------------------------------------


           Class AF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.584%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.594      4.578      4.558      4.539      4.511
           ===================================================================================
            WAL (yr)                     11.88       7.41       5.00       3.84       2.84
            MDUR (yr)                     8.96       6.13       4.37       3.45       2.61
            First Prin Pay               Nov14      Sep10      Mar09      Mar08      Jul07
            Last Prin Pay                Dec18      Sep14      Dec10      Jun09      Jul08
           -----------------------------------------------------------------------------------


           Class AF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.584%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.594      4.578      4.558      4.539      4.511
           ===================================================================================
            WAL (yr)                     11.88       7.41       5.00       3.84       2.84
            MDUR (yr)                     8.96       6.13       4.37       3.45       2.61
            First Prin Pay               Nov14      Sep10      Mar09      Mar08      Jul07
            Last Prin Pay                Dec18      Sep14      Dec10      Jun09      Jul08
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class AF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.178%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.199      5.188      5.175       5.16      5.144
           ===================================================================================
            WAL (yr)                     14.23       9.82       7.20       5.47       4.37
            MDUR (yr)                     9.84       7.52       5.87       4.65       3.81
            First Prin Pay               Dec18      Sep14      Dec10      Jun09      Jul08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class AF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.178%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.292       5.32      5.325      5.307      5.263
           ===================================================================================
            WAL (yr)                     19.56      14.70      10.95       8.02       5.79
            MDUR (yr)                    11.89       9.88       7.97       6.23       4.76
            First Prin Pay               Dec18      Sep14      Dec10      Jun09      Jul08
            Last Prin Pay                Jul33      May30      Dec25      Feb22      Apr19
           -----------------------------------------------------------------------------------

           Class AF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.571%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.567      4.563      4.558      4.549      4.539
           ===================================================================================
            WAL (yr)                      7.96       7.06       6.28       5.33       4.54
            MDUR (yr)                     6.43       5.85       5.32       4.62       4.02
            First Prin Pay               Jan08      Jan08      Jan08      Mar08      Jun08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class AF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.571%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.568      4.564      4.561      4.559      4.559
           ===================================================================================
            WAL (yr)                      8.03       7.26       6.80       6.57       6.50
            MDUR (yr)                     6.46       5.97       5.66       5.51       5.45
            First Prin Pay               Jan08      Jan08      Jan08      Mar08      Jun08
            Last Prin Pay                May33      Mar30      Oct25      Dec21      Feb19
           -----------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


           Class MF-1 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.059%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.072      5.059      5.045       5.03      5.019
           ===================================================================================
            WAL (yr)                     11.11       7.79       5.92       4.71       4.07
            MDUR (yr)                     8.19       6.23       4.96       4.08       3.59
            First Prin Pay               Feb11      Apr09      Apr08      Feb08      Apr08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.059%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.075      5.065      5.054      5.043      5.034
           ===================================================================================
            WAL (yr)                     12.86       9.40       7.25       5.87       5.07
            MDUR (yr)                     8.88       7.04       5.74       4.83       4.29
            First Prin Pay               Feb11      Apr09      Apr08      Feb08      Apr08
            Last Prin Pay                Apr31      May26      Dec21      Sep18      May16
           -----------------------------------------------------------------------------------


           Class MF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.158%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.172      5.158      5.144      5.129      5.117
           ===================================================================================
            WAL (yr)                     11.11       7.79       5.92       4.71       4.03
            MDUR (yr)                     8.15       6.20       4.95       4.07       3.55
            First Prin Pay               Feb11      Apr09      Apr08      Feb08      Mar08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.158%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.175      5.165      5.154      5.142      5.133
           ===================================================================================
            WAL (yr)                     12.83       9.37       7.23       5.85       5.01
            MDUR (yr)                     8.82       6.99       5.71       4.81       4.24
            First Prin Pay               Feb11      Apr09      Apr08      Feb08      Mar08
            Last Prin Pay                Aug30      Jul25      Mar21      Feb18      Nov15
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class MF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.257%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.272      5.258      5.244      5.229      5.216
           ===================================================================================
            WAL (yr)                     11.11       7.79       5.92       4.71       4.01
            MDUR (yr)                     8.10       6.17       4.93       4.05       3.52
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Mar08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.257%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.275      5.264      5.253      5.242      5.231
           ===================================================================================
            WAL (yr)                     12.80       9.33       7.19       5.82       4.97
            MDUR (yr)                     8.75       6.94       5.67       4.77       4.19
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Mar08
            Last Prin Pay                Dec29      Sep24      Jun20      Jul17      May15
           -----------------------------------------------------------------------------------


           Class MF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.486%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.503      5.489      5.474      5.458      5.445
           ===================================================================================
            WAL (yr)                     11.11       7.79       5.92       4.70       4.00
            MDUR (yr)                     8.00       6.11       4.89       4.02       3.50
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Feb08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.486%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.507      5.496      5.484      5.472      5.461
           ===================================================================================
            WAL (yr)                     12.77       9.29       7.16       5.79       4.94
            MDUR (yr)                     8.62       6.85       5.60       4.71       4.15
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Feb08
            Last Prin Pay                May29      Jan24      Dec19      Jan17      Dec14
           -----------------------------------------------------------------------------------








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class MF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.555%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.573      5.559      5.544      5.528      5.513
           ===================================================================================
            WAL (yr)                     11.11       7.79       5.92       4.70       3.98
            MDUR (yr)                     7.97       6.10       4.88       4.01       3.47
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Feb08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.555%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.577      5.565      5.553      5.541       5.53
           ===================================================================================
            WAL (yr)                     12.71       9.24       7.12       5.75       4.89
            MDUR (yr)                     8.56       6.80       5.56       4.68       4.10
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Feb08
            Last Prin Pay                Aug28      Mar23      Mar19      Jun16      Jul14
           -----------------------------------------------------------------------------------


           Class MF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.655%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.675       5.66      5.645      5.628      5.613
           ===================================================================================
            WAL (yr)                     11.11       7.79       5.92       4.70       3.98
            MDUR (yr)                     7.92       6.07       4.86       4.00       3.47
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Feb08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.655%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.678      5.666      5.654      5.641      5.629
           ===================================================================================
            WAL (yr)                     12.65       9.17       7.06       5.71       4.85
            MDUR (yr)                     8.49       6.74       5.52       4.64       4.07
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Feb08
            Last Prin Pay                Oct27      May22      Jul18      Nov15      Jan14
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class MF-7 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.853%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.875       5.86      5.844      5.827      5.812
           ===================================================================================
            WAL (yr)                     11.11       7.79       5.92       4.70       3.98
            MDUR (yr)                     7.84       6.02       4.83       3.98       3.45
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Feb08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MF-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.853%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.878      5.866      5.853       5.84      5.828
           ===================================================================================
            WAL (yr)                     12.56       9.09       7.00       5.65       4.81
            MDUR (yr)                     8.36       6.65       5.44       4.58       4.02
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Feb08
            Last Prin Pay                Dec26      Jul21      Nov17      May15      Jul13
           -----------------------------------------------------------------------------------


           Class MF-8 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.900%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 99.26               6.017      6.031      6.045       6.06      6.074
           ===================================================================================
            WAL (yr)                     11.11       7.79       5.92       4.70       3.96
            MDUR (yr)                     7.80       6.00       4.81       3.97       3.42
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Jan08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MF-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.900%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 99.26               6.015      6.026      6.038       6.05      6.061
           ===================================================================================
            WAL (yr)                     12.42       8.96       6.89       5.57       4.72
            MDUR (yr)                     8.27       6.56       5.37       4.52       3.94
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Jan08
            Last Prin Pay                Nov25      Jul20      Feb17      Sep14      Jan13
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class BF (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.900%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 96.20               6.419      6.553      6.695      6.849      6.988
           ===================================================================================
            WAL (yr)                     11.11       7.79       5.92       4.70       3.96
            MDUR (yr)                     7.71       5.94       4.77       3.94       3.40
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Jan08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class BF (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.900%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 96.20               6.398      6.511      6.633      6.758      6.873
           ===================================================================================
            WAL (yr)                     12.15       8.74       6.72       5.42       4.60
            MDUR (yr)                     8.08       6.39       5.22       4.39       3.83
            First Prin Pay               Feb11      Apr09      Apr08      Jan08      Jan08
            Last Prin Pay                Jun24      Apr19      Feb16      Nov13      May12
           -----------------------------------------------------------------------------------


           Class 1-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.130%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   13         13         13         13         13
           ===================================================================================
            WAL (yr)                      4.50       3.22       2.50       1.93       1.59
            MDUR (yr)                     4.10       3.02       2.39       1.87       1.56
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Sep07
           -----------------------------------------------------------------------------------


           Class 1-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.130%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   13         13         13         13         13
           ===================================================================================
            WAL (yr)                      4.71       3.36       2.61       2.01       1.59
            MDUR (yr)                     4.24       3.13       2.47       1.93       1.56
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                May30      Aug23      Nov18      Sep15      Sep07
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


           Class 2-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.140%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   14         14         14         14         14
           ===================================================================================
            WAL (yr)                      1.51       1.21       1.00       0.86       0.77
            MDUR (yr)                     1.48       1.19       0.98       0.85       0.76
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                Jul07      Mar07      Oct06      Jul06      Apr06
           -----------------------------------------------------------------------------------


           Class 2-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.140%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   14         14         14         14         14
           ===================================================================================
            WAL (yr)                      1.51       1.21       1.00       0.86       0.77
            MDUR (yr)                     1.48       1.19       0.98       0.85       0.76
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                Jul07      Mar07      Oct06      Jul06      Apr06
           -----------------------------------------------------------------------------------

           Class 2-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.270%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   27         27         27         27         27
           ===================================================================================
            WAL (yr)                      5.52       3.88       3.00       2.27       2.06
            MDUR (yr)                     5.05       3.65       2.87       2.20       2.01
            First Prin Pay               Jul07      Mar07      Oct06      Jul06      Apr06
            Last Prin Pay                Sep17      Aug13      May11      Dec07      Jun07
           -----------------------------------------------------------------------------------


           Class 2-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.270%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   27         27         27         27         27
           ===================================================================================
            WAL (yr)                      5.52       3.88       3.00       2.27       2.06
            MDUR (yr)                     5.05       3.65       2.87       2.20       2.01
            First Prin Pay               Jul07      Mar07      Oct06      Jul06      Apr06
            Last Prin Pay                Sep17      Aug13      May11      Dec07      Jun07
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


           Class 2-AV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.400%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   40         40         40         40         40
           ===================================================================================
            WAL (yr)                     14.04       9.64       7.23       5.26       2.59
            MDUR (yr)                    11.59       8.44       6.54       4.88       2.50
            First Prin Pay               Sep17      Aug13      May11      Dec07      Jun07
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Sep07
           -----------------------------------------------------------------------------------


           Class 2-AV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.400%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   46         46         46         46         40
           ===================================================================================
            WAL (yr)                     17.13      11.81       8.74       6.41       2.59
            MDUR (yr)                    13.48       9.98       7.70       5.82       2.50
            First Prin Pay               Sep17      Aug13      May11      Dec07      Jun07
            Last Prin Pay                May30      Sep23      Dec18      Sep15      Sep07
           -----------------------------------------------------------------------------------

           Class 2-AV-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.280%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   28         28         28         28         28
           ===================================================================================
            WAL (yr)                      4.52       3.22       2.50       1.92       1.59
            MDUR (yr)                     4.09       3.01       2.38       1.85       1.55
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Sep07
           -----------------------------------------------------------------------------------


           Class 2-AV-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.280%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   29         29         29         29         28
           ===================================================================================
            WAL (yr)                      4.73       3.37       2.60       2.00       1.59
            MDUR (yr)                     4.23       3.12       2.46       1.92       1.55
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                May30      Sep23      Dec18      Sep15      Sep07
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class MV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.500%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   50         50         50         50         50
           ===================================================================================
            WAL (yr)                      9.01       6.17       4.84       4.85       4.48
            MDUR (yr)                     7.80       5.59       4.49       4.52       4.19
            First Prin Pay               Jul09      Feb08      May08      Feb09      Sep07
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.500%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   51         51         51         51         55
           ===================================================================================
            WAL (yr)                      9.62       6.60       5.14       5.08       5.57
            MDUR (yr)                     8.17       5.89       4.72       4.71       5.12
            First Prin Pay               Jul09      Feb08      May08      Feb09      Sep07
            Last Prin Pay                Jan28      May21      Feb17      May14      Jul13
           -----------------------------------------------------------------------------------



           Class MV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.530%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   53         53         53         53         53
           ===================================================================================
            WAL (yr)                      9.01       6.17       4.78       4.38       4.19
            MDUR (yr)                     7.79       5.58       4.43       4.10       3.95
            First Prin Pay               Jul09      Feb08      Apr08      Sep08      Oct08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.530%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   54         54         54         54         54
           ===================================================================================
            WAL (yr)                      9.60       6.58       5.06       4.59       4.36
            MDUR (yr)                     8.15       5.87       4.65       4.28       4.08
            First Prin Pay               Jul09      Feb08      Apr08      Sep08      Oct08
            Last Prin Pay                Feb27      Aug20      Jul16      Nov13      Feb12
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class MV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.580%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   58         58         58         58         58
           ===================================================================================
            WAL (yr)                      9.01       6.17       4.76       4.20       3.85
            MDUR (yr)                     7.77       5.57       4.40       3.94       3.63
            First Prin Pay               Jul09      Feb08      Mar08      Aug08      Jul08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.580%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   59         59         59         59         59
           ===================================================================================
            WAL (yr)                      9.57       6.56       5.02       4.41       4.00
            MDUR (yr)                     8.11       5.85       4.61       4.11       3.76
            First Prin Pay               Jul09      Feb08      Mar08      Aug08      Jul08
            Last Prin Pay                Apr26      Nov19      Jan16      Jun13      Oct11
           -----------------------------------------------------------------------------------


           Class MV-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.850%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   85         85         85         85         85
           ===================================================================================
            WAL (yr)                      9.01       6.17       4.74       4.12       3.70
            MDUR (yr)                     7.66       5.51       4.35       3.84       3.48
            First Prin Pay               Jul09      Feb08      Mar08      Jun08      May08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MV-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.850%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   87         87         87         87         86
           ===================================================================================
            WAL (yr)                      9.55       6.54       4.99       4.31       3.85
            MDUR (yr)                     7.98       5.77       4.55       3.99       3.60
            First Prin Pay               Jul09      Feb08      Mar08      Jun08      May08
            Last Prin Pay                Sep25      May19      Aug15      Mar13      Jul11
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


           Class MV-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.900%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   90         90         90         90         90
           ===================================================================================
            WAL (yr)                      9.01       6.17       4.73       4.06       3.59
            MDUR (yr)                     7.64       5.50       4.34       3.78       3.38
            First Prin Pay               Jul09      Feb08      Feb08      May08      Mar08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MV-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.900%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   92         92         92         92         91
           ===================================================================================
            WAL (yr)                      9.52       6.51       4.97       4.24       3.73
            MDUR (yr)                     7.94       5.74       4.52       3.93       3.49
            First Prin Pay               Jul09      Feb08      Feb08      May08      Mar08
            Last Prin Pay                Jan25      Nov18      Apr15      Nov12      Apr11
           -----------------------------------------------------------------------------------


           Class MV-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     1.050%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  105        105        105        105        105
           ===================================================================================
            WAL (yr)                      9.01       6.17       4.72       4.01       3.52
            MDUR (yr)                     7.58       5.47       4.31       3.73       3.30
            First Prin Pay               Jul09      Feb08      Feb08      Apr08      Feb08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MV-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     1.050%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  107        107        107        107        107
           ===================================================================================
            WAL (yr)                      9.48       6.48       4.93       4.17       3.64
            MDUR (yr)                     7.85       5.69       4.47       3.85       3.40
            First Prin Pay               Jul09      Feb08      Feb08      Apr08      Feb08
            Last Prin Pay                Apr24      Apr18      Oct14      Jul12      Jan11
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class MV-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     1.600%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  160        160        160        160        160
           ===================================================================================
            WAL (yr)                      9.01       6.17       4.72       3.98       3.46
            MDUR (yr)                     7.37       5.36       4.24       3.64       3.21
            First Prin Pay               Jul09      Feb08      Feb08      Mar08      Jan08
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MV-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     1.600%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  162        162        162        162        162
           ===================================================================================
            WAL (yr)                      9.42       6.44       4.90       4.11       3.56
            MDUR (yr)                     7.59       5.54       4.37       3.75       3.29
            First Prin Pay               Jul09      Feb08      Feb08      Mar08      Jan08
            Last Prin Pay                Jun23      Sep17      May14      Mar12      Oct10
           -----------------------------------------------------------------------------------


           Class MV-8 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     1.700%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  170        170        170        170        170
           ===================================================================================
            WAL (yr)                      9.01       6.17       4.71       3.96       3.41
            MDUR (yr)                     7.33       5.34       4.22       3.62       3.16
            First Prin Pay               Jul09      Feb08      Jan08      Feb08      Dec07
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class MV-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     1.700%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  172        172        172        172        172
           ===================================================================================
            WAL (yr)                      9.33       6.38       4.84       4.05       3.48
            MDUR (yr)                     7.51       5.48       4.31       3.69       3.22
            First Prin Pay               Jul09      Feb08      Jan08      Feb08      Dec07
            Last Prin Pay                Jun22      Dec16      Oct13      Oct11      Jun10
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                                                          Computational Materials for
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2004-15
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



           Class BV (To Call)
           -----------------------------------------------------------------------------------
                Margin                     2.700%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100                     270        270        270        270        270
           ===================================================================================
            WAL (yr)                      9.01       6.17       4.70       3.92       3.38
            MDUR (yr)                     6.97       5.14       4.09       3.50       3.07
            First Prin Pay               Jul09      Feb08      Jan08      Feb08      Nov07
            Last Prin Pay                Mar19      Oct14      May12      Sep10      Aug09
           -----------------------------------------------------------------------------------


           Class BV (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     2.700%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100                     272        272        271        271        271
           ===================================================================================
            WAL (yr)                      9.21       6.29       4.77       3.97       3.42
            MDUR (yr)                     7.07       5.22       4.14       3.53       3.09
            First Prin Pay               Jul09      Feb08      Jan08      Feb08      Nov07
            Last Prin Pay                May21      Mar16      Mar13      May11      Feb10
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




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